UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2023

CISO Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41227	83-4210278
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6900 E. Camelback Road, Suite 900

Scottsdale, Arizona 85251

(Address of principal executive offices) (Zip Code)

(480) 389-3444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001	CISO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 14, 2023, we held our 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to consider and vote upon the following proposals: (1) to elect directors to serve until our next annual meeting of stockholders and until their successors are elected and qualified; (2) to ratify the appointment of Semple, Marchal & Cooper, LLP, an independent registered public accounting firm, as the independent registered public accountant of our company for the fiscal year ending December 31, 2023; (3) to approve an amendment to our amended and restated certificate of incorporation, as amended, to effect a reverse stock split of the outstanding shares of our common stock, by a ratio of not less than 1-for-10 shares and not more than 1-for-50 shares, with the exact ratio to be set at a whole number within this range by our Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”); (4) to approve an adjournment of the meeting, to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the Reverse Stock Split Proposal (the “Adjournment Proposal”) .

The following directors were elected at the annual meeting:

Director	Votes For	Votes Against	Abstentions	Broker Non- Votes
David G. Jemmett	88,699,035	2,154,845	68,509	—
Debra L. Smith	90,470,464	238,543	614,223	—
R. Scott Holbrook	89,887,451	1,172,855	478,663	—
Andrew K. McCain	90,325,124	740,778	473,067	—
Ret. General Robert C. Oaks	90,712,308	346,298	480,363	—
Ernst M. (KiKi) VanDeWeghe, III	90,268,889	795,134	474,946	—

Our stockholders ratified the appointment of Semple, Marchal & Cooper, LLP as our independent registered public accountants for the fiscal year ending December 31, 2023. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non- Votes
Ratification of Semple, Marchal & Cooper, LLP as independent registered public accountants	91,014,827	65,740	458,402	—

Our stockholders approved the Reverse Stock Split Proposal. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non- Votes
Reverse Stock Split Proposal	89,379,629	1,891,700	245,139	—

Our stockholders approved the Adjournment Proposal. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non- Votes
Adjournment Proposal	90,363,737	752,898	121,240	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERBERUS CYBER SENTINEL CORPORATION

Date: December 20, 2023	By:	/s/ Debra L. Smith
Debra L. Smith
Chief Financial Officer